[graphic omitted] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) MUNICIPAL
BOND FUND

SEMIANNUAL REPORT o FEBRUARY 28, 1998

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998

                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

                               On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at
[Photo of A. Keith Brodkin]    age 62. His thoughtful letters to shareholders on
                               the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ...................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 29

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 5.01%, WHILE CLASS B SHARES RETURNED 4.52%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND'S PERFORMANCE WAS HELPED BY ITS HOLDINGS IN NONCALLABLE AND DISCOUNT BONDS. THESE BONDS BENEFITED FROM THE GENERAL DECLINE IN INTEREST RATES DURING THE PERIOD.

o THE FUND'S LARGEST HOLDINGS ARE IN GENERAL OBLIGATION AND OTHER TAX-BACKED BONDS. HOLDINGS IN THIS SECTOR ARE SECURED BY A WIDE VARIETY OF TAXES, SUCH AS SALES AND USE TAXES AND EXCISE TAXES. DURING PERIODS OF STRONG ECONOMIC GROWTH, THESE SOURCES OF TAX REVENUE RISE DRAMATICALLY.

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    March 16, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Geoffrey L. Schechter]
    Geoffrey L. Schechter

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 5.01% and Class B shares 4.52%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 5.04% return for the Lehman Brothers Municipal Bond Index, an unmanaged index of approximately 40,000 investment-grade bonds, and to a 4.99% return for the average municipal bond fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?

A. The Fund's holdings in noncallable and discount bonds were two factors that positively contributed to performance. These bonds benefited fully from the general decline in interest rates during the period. Performance was negatively impacted by the Fund's limited (14%) exposure to bonds rated "BBB" by Standard & Poor's. During the past six months, the yield spread between "AAA"- and "BBB"-rated bonds compressed from approximately 40 basis points (0.40%) to approximately 25 basis points (0.25%), and holdings rated "BBB" generally outperformed due to this spread compression.

Q.  HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OF THE PAST SIX MONTHS?

A. The past six months have been a generally favorable period for fixed-income investments. Inflation, as measured by the Consumer Price Index, has declined to its lowest level in over 20 years, providing a positive backdrop for bonds even in the face of strong economic growth and low unemployment levels. On the surface, this environment would appear to be negative for bonds. However, the low inflation in recent months has enabled interest rates to decline also. In this environment, the yield on long-term, high-grade municipal bonds fell 27 basis points (0.27%) over the period.

Q.  AND HOW WOULD YOU DESCRIBE THE MUNICIPAL ENVIRONMENT?

A. From a credit perspective, the financial health of state and local governments is the best it has been in many years owing to a combination of the strong economy with conservative fiscal management. This is evidenced by Standard & Poor's credit upgrades exceeding downgrades by a ratio of seven to one in 1997. On the other hand, a surge in new-issue supply in 1997 and continuing into 1998 has overwhelmed demand, causing municipal bonds to underperform their taxable counterparts. The surge was due primarily to the increased amount of refunding bonds, as issuers refinanced older outstanding issues to take advantage of the low rates. As of February 28, 1998, municipal-to-U.S. Treasury ratios stood at or near their highest levels of the past 12 months, a situation we believe will reverse itself in the months ahead. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. HAVE THERE BEEN ANY MAJOR NEW DEVELOPMENTS IN THIS MARKET SINCE THE LAST REPORT?

A. The Asian crisis has been the major story in the market since the last report. The crisis helped spur the rally in the fixed-income markets as investors began to expect both a decline in economic activity due to slower exports and a positive impact on inflation due to a stronger dollar and lower commodity prices. Uncertainty remains over what the impact of the Asian crisis on the U.S. economy will be and when, if at all, it may be felt. We continue to monitor the situation closely.

Q. THE CREDIT QUALITY OF THE FUND IS QUITE HIGH, WITH OVER 70% OF ASSETS IN SECURITIES RATED "AAA" OR "AA." IS THAT UNUSUALLY HIGH FOR THIS FUND, OR IS IT A REFLECTION OF YOUR OUTLOOK FOR THE MARKET?

A. The credit quality of the Fund is very strong, a result of two major themes. First, the penetration of bond insurance continues to hit new highs each year. Indeed, in 1997 over 53% of all new issuance came with some form of credit enhancement. This percentage does not even take into consideration tax-exempt securities that are enhanced subsequent to issuance in the secondary market. Second, given the fiscal strength of municipal governments, investors are requiring less additional yield to buy lower-quality securities. With the compression in yield spreads, we believe investors are not being adequately compensated for the risks of lower-grade securities and have thus focused our investments in the higher levels of the credit spectrum.

Q. WHAT ABOUT CALL PROTECTION? WHAT PORTION OF THE FUND IS IN NONCALLABLE BONDS, AND WHY IS THIS IMPORTANT FOR INVESTORS?

A. The Fund is well protected from call risk, as over 37% of assets are invested in noncallable securities. This is important because during market rallies -- that is, when interest rates decline -- noncallable securities benefit more than callable securities. Also, noncallable securities help us to sustain the Fund's dividend level.

Q. COULD YOU TALK ABOUT SOME OF THE LARGEST SECTORS IN THE FUND, AND WHY YOU LIKE THEM?

A. The Fund's largest holdings are in general obligation and other tax-backed bonds. Holdings in this sector are secured by a wide variety of taxes, such as ad valorem taxes (those on the value of goods or property such as real estate and motor vehicles), sales and use taxes, and excise taxes. During periods of strong economic growth these sources of tax revenue rise dramatically. Thus, bonds backed by these tax sources become better secured and rise in value relative to other bonds. We also have large holdings in bonds issued by financing authorities of the city and state of New York. These holdings have benefited greatly from the ongoing boom on Wall Street. In fact, many of these holdings experienced credit upgrades by one or more of the major credit-rating agencies during the past year.

Q. WHAT HAVE YOU DONE TO MAKE THE FUND LESS VULNERABLE TO UNEXPECTED INTEREST-RATE MOVES? AND WHAT ABOUT THE USE OF FINANCIAL INSTRUMENTS SUCH AS FUTURES CONTRACTS?

A. We are continuing to reduce the Fund's interest-rate volatility, primarily by shortening its average maturity. With the yield curve essentially flat, we feel that the risks of being in 30-year securities outweigh the benefits; 20-year bonds provide approximately 95% of the yield of 30-year bonds, while only bearing 80% of the interest-rate sensitivity. Thus, we believe that shortening the Fund's average maturity will reduce its vulnerability to unexpected interest-rate moves. In conjunction with such structural moves, we will continue to reduce our reliance on futures contracts as an interest-rate management tool. Our use of such instruments has led to underperformance in the past.

Q. WHAT ABOUT THE RISE IN BOND INSURANCE? COULD YOU TELL US HOW THIS HAS AFFECTED THE MUNICIPAL MARKET AND HOW YOU MANAGE THE FUND?

A. As we discussed earlier, bond insurance continues to be one of the major trends in the municipal market in recent years. Along with the improved fiscal health of state and local governments and the general decline in interest rates, it has been one of the driving factors behind the narrowing in credit spreads. This has made it more difficult over the near term to add value through trading among specific credits or sectors, so portfolio performance has been largely driven by maturity and structural bond differentials.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC OR POLITICAL ENVIRONMENT, AND HOW ARE YOU POSITIONING THE FUND FOR THOSE CHANGES?

A. We expect more of the same -- healthy economic growth and relatively low inflation. However, with resources becoming more scarce and unemployment at historically low levels, we continue to be vigilant for signs of a pick-up in inflation. As a result, we will continue to try and reduce the Fund's interest-rate vulnerability. We will also look to add value through market analysis by our highly experienced research staff.

/s/ Geoffrey L. Schechter

    Geoffrey L. Schechter
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective March 4, 1998, the Fund is being managed by Geoffrey L. Schechter, who succeeded Robert A. Dennis. Mr. Schechter joined MFS in 1993 as an Investment Officer in the Fixed Income Department and was named Assistant Vice President -- Investments in 1994 and Vice President -- Investments in 1995. A graduate of the University of Texas and the Boston University Graduate School of Business Administration, Mr. Schechter is a Certified Public Accountant and a Chartered Financial Analyst.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                          FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                          OF SHAREHOLDERS' CAPITAL.
COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 16, 1976

CLASS INCEPTION:          CLASS A  DECEMBER 16, 1976
                          CLASS B  SEPTEMBER 7, 1993

SIZE:                     $1.7 BILLION NET ASSETS AS OF FEBRUARY 28, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Municipal Bond Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A and Class B shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                            6 Months      1 Year        5 Years       10 Years
-------------------------------------------------------------------------------
Cumulative Total Return       +5.01%       +8.86%        +30.82%       +112.32%

-------------------------------------------------------------------------------
Average Annual Total Return     --         +8.86%        + 5.52%       +  7.82%
-------------------------------------------------------------------------------
SEC Results                     --         +3.71%        + 4.51%       +  7.30%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                            6 Months      1 Year        5 Years       10 Years
-------------------------------------------------------------------------------
Cumulative Total Return       +4.52%       +8.00%        +25.28%       +103.25%

-------------------------------------------------------------------------------
Average Annual Total Return     --         +8.00%        + 4.61%       +  7.35%
-------------------------------------------------------------------------------
SEC Results                     --         +4.00%        + 4.28%       +  7.35%
-------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

QUALITY RATINGS

"AAA"                         58.0%
"A"                           15.7%
"BBB"                         14.1%
"AA"                          11.3%
Other                          0.9%

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998

Municipal Bonds - 97.4%

-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
General Obligation - 15.4%
  Chicago, IL, Board of Education, AMBAC, 0s, 2011                        $ 5,000       $    2,547,350
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                        2,500            2,911,250
  Chicago, IL, Board of Education (Capital
    Appreciation), AMBAC, 0s, 2012                                          2,550            1,224,561
  Clark County, NV, School District, MBIA, 7s, 2010                         4,000            4,894,000
  Commonwealth of Massachusetts, 7s, 2007                                   1,285            1,422,932
  Commonwealth of Massachusetts, 6.5s, 2008                                 6,400            7,428,736
  Commonwealth of Massachusetts, FGIC, 7s, 2009                             7,000            8,523,130
  Commonwealth of Massachusetts, 5s, 2014                                   5,500            5,468,100
  Commonwealth of Massachusetts, 5s, 2017                                  20,940           20,631,344
  Cook County, IL, MBIA, 5.625s, 2016                                       3,230            3,391,694
  Detroit, MI, 6.25s, 2009                                                  5,235            5,651,025
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                       6,000            6,231,840
  District of Columbia, MBIA, 6.5s, 2010                                    6,000            6,952,080
  Florida Board of Education, Capital Outlay, 9.125s, 2014                  1,735            2,509,799
  Lewisville, TX, Independent School District, PSF, 5s, 2018                8,500            8,350,145
  New York City, NY, 7.5s, 2002                                            12,500           13,900,500
  New York City, NY, 7.5s, 2006                                             3,625            4,046,551
  New York City, NY, 7.65s, 2006                                              295              330,875
  New York City, NY, 7.5s, 2007                                            15,500           17,302,495
  New York City, NY, 7.5s, 2008                                            10,000           11,162,900
  New York City, NY, 7.7s, 2009                                               320              359,482
  New York City, NY, 5.75s, 2013                                            8,500            8,990,195
  New York City, NY, 5.25s, 2014                                           10,000           10,039,800
  New York City, NY, 5.75s, 2014                                            9,500            9,933,105
  New York City, NY, 5.75s, 2015                                           11,085           11,494,480
  State of California, 5.5s, 2013###                                        8,000            8,621,360
  State of California, 5s, 2023                                            55,955           54,386,581
  State of Florida, Broward County Expressway Authority, 10s, 2014          4,350            6,686,516
  State of Florida, Jacksonville Transportation Authority, 5s, 2022         5,000            4,876,450
  State of Washington, 6.75s, 2010                                          3,880            4,641,139
  State of Washington, 6s, 2012                                             4,360            4,879,843
                                                                                        --------------
                                                                                        $  259,790,258

-------------------------------------------------------------------------------------------------------
State and Local Appropriation - 27.9%
  California Public Works Board, Lease Rev. (California
    State University), 5.3s, 2015                                         $ 6,655       $    6,761,679
  California Public Works Board, Lease Rev. (Department
    of Corrections), AMBAC, 5.25s, 2013                                     6,795            7,159,620
  California Public Works Board, Lease Rev. (University
    of California), 5.5s, 2014                                              4,500            4,878,360
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2009                                                       5,160            5,896,384
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2015                                                      27,295           31,688,130
  Indiana Office Building Community Capital Complex Rev., 6.9s, 2011        9,500           11,550,195
  Kansas City, MO, Municipal Assistance, MBIA, 5.125s, 2015                 7,545            7,609,284
  King County, IL, Washington Lease Rev. (King Street
    Center), MBIA, 5.125s, 2017                                             6,975            6,936,149
  Los Angeles County, CA, Public Works Financing
    Authority (Multiple Capital Facilities), AMBAC, 5.125s, 2017            4,900            4,890,494
  Massachusetts Bay Transportation Authority, 6.1s, 2013                   10,200           11,593,014
  Massachusetts Bay Transportation Authority, 5.875s, 2015                  4,500            4,996,395
  Massachusetts Bay Transportation Authority, 7s, 2021                     19,185           24,276,699
  Massachusetts Bay Transportation Authority, 5s, 2022                     17,000           16,402,620
  Massachusetts Bay Transportation Authority, 5s, 2024                     13,250           12,766,375
  Massachusetts Bay Transportation Authority, FGIC, 5s, 2023               17,970           17,620,304
  Metropolitan Government of Nashville & Davidson County, TN, 7s, 2011      5,280            5,788,886
  Metropolitan Transportation Authority, NY, Commuter
    Facilities Rev., MBIA, 5.5s, 2011                                       3,430            3,654,974
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.4s, 2001                                                    4,075            4,465,181
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.375s, 2008                                                  5,000            6,027,300
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                                   5,600            6,032,208
  Metropolitan Transportation Authority, NY,
    Transportation Facilities Rev., AMBAC, 5s, 2017                         5,000            4,896,250
  New York Dormitory Authority Rev. (City University),  7s, 2009           13,765           16,302,165
  New York Dormitory Authority Rev. (City University), 7.5s, 2010          15,650           19,360,145
  New York Dormitory Authority Rev. (City University), 5.75s, 2013         25,150           27,091,077
  New York Dormitory Authority Rev. (City University), 5.75s, 2013          5,000            5,385,900
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 6s, 2007                                          1,500            1,632,315
  New York Dormitory Authority Rev. (Mental Health Services
    Facilities), 5.75s, 2010                                                2,000            2,110,600
  New York Dormitory Authority Rev. (State University), 7.375s, 2010       16,100           19,872,230
  New York Dormitory Authority Rev. (State University), 5.5s, 2013          7,875            8,436,803
  New York Dormitory Authority Rev. (State University), 5s, 2015           15,340           15,128,001
  New York Dormitory Authority Rev. (State University), 5.25s, 2015         5,100            5,299,053
  New York Dormitory Authority Rev. (State University), 5s, 2017            9,060            8,872,639
  New York Dormitory Authority Rev. (State University), 5.125s, 2021       10,000            9,846,500
  New York Urban Development Corp., Senior Lien, 5.5s, 2016                14,690           15,475,474
  New York Urban Development Corp., Subordinate Lien, 5.5s, 2022            5,000            5,108,000
  New York Urban Development Corp., FSA, 5.5s, 2014                         4,525            4,856,954
  New York Urban Development Corp. (Correctional Facilities), 5.5s, 2014    5,000            5,230,950
  New York Urban Development Corp. (Correctional Facilities),
    5.375s, 2015                                                           11,405           11,515,629
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017                   5,000            5,160,600
  Rhode Island Convention Center Authority, MBIA, 5.25s, 2015              20,870           21,734,018
  Rhode Island Convention Center Authority, MBIA, 5s, 2023                  5,310            5,111,406
  San Bernardino, CA, Joint Powers Financing Authority Lease Rev.
    (California Dept. of Transportation), 5.5s, 2014                       10,000           10,423,400
  Santa Clara County, CA, Certificates of Participation, AMBAC,
    6.25s, 2016                                                             8,210            8,730,678
  Triborough Bridge & Tunnel Authority, NY (Convention Center),
    7.25s, 2010                                                            22,905           27,661,911
  Wayne County, MI, MBIA, 5.25s, 2016                                       5,750            5,837,975
                                                                                        --------------
                                                                                        $  472,074,924

-------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 12.7%
  Austin, TX, Utility Systems Rev., 10.75s, 2000                          $ 2,615       $    2,986,592
  Chicago, IL, Public Building Commission Mortgage
    Rev., ETM, MBIA, 7.125s, 2015                                           6,590            7,048,071
  Clark County, NV, School District, MBIA, 7s, 2001                        10,050           11,036,006
  Commonwealth of Massachusetts, 6.875s, 2001                               4,825            5,324,339
  Commonwealth of Massachusetts, 7s, 2007                                   3,305            3,665,212
  Florida Board of Education, Capital Outlay, ETM, 9.125s, 2014               265              376,952
  Maryland Health & Higher Education Facilities Authority Rev.
    (University of Maryland Medical System), FGIC, 7s, 2001                 7,945            8,810,926
  Massachusetts Port Authority Rev., ETM, 13s, 2013                         3,500            6,020,280
  Missouri Regional Convention & Sports Complex Authority, 6.8s, 2003       8,950           10,142,050
  Missouri Regional Convention & Sports Complex Authority, 6.9s, 2003      21,520           24,490,406
  New York City, NY, 8s, 2001                                               2,475            2,820,560
  New York City, NY, 7.65s, 2002                                            4,705            5,371,651
  New York City, NY, 7.7s, 2009                                             3,680            4,208,006
  New York Urban Development Corp. (Correctional Facilities),
    7.625s, 2001                                                            7,570            8,435,175
  New York Urban Development Corp. (Correctional Facilities),
    7.375s, 2002                                                            4,000            4,535,200
  Pennsylvania Convention Center Authority Rev., FGIC, 6.7s, 2016          51,195           61,831,785
  Philadelphia, PA, Municipal Authority Rev. (Justice Lease), FGIC,
    7.1s, 2001                                                              6,000            6,718,860
  Philadelphia, PA, Municipal Authority Rev. (Justice Lease), FGIC,
    7.125s, 2001                                                            4,500            5,042,970
  Philadelphia, PA, School District, MBIA, 7s, 2001                         9,440           10,370,784
  State of Florida, Jacksonville Transportation Authority, ETM,
    9.2s, 2015                                                              2,000            2,856,560
  Washington Public Power Supply System Rev. (Nuclear Project #2),
    7.375s, 2000                                                           10,000           10,940,200
  Washington Public Power Supply System Rev. (Nuclear Project #2),
    7.625s, 2001                                                           10,815           12,035,689
                                                                                        --------------
                                                                                        $  215,068,274

-------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.7%
  Connecticut Airport Rev. (Bradley International Airport), FGIC,
    7.65s, 2012                                                           $ 5,000       $    5,887,550
  Massachusetts Port Authority Rev., Series A, 5s, 2027                    15,890           15,347,039
  Massachusetts Port Authority Rev., Series C, 5.125s, 2020                 3,290            3,257,560
  Port of Seattle, WA, FGIC, 5.5s, 2021                                     4,000            4,096,000
                                                                                        --------------
                                                                                        $   28,588,149

-------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 17.1%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012(S)(S)              $ 2,500       $    2,962,600
  Chelan County, WA, Public Utility District (Columbia River Rock
    Island Hydro), MBIA, 0s, 2020                                          19,350            6,193,548
  Georgia Municipal Electric Authority Rev., AMBAC, 6.5s, 2017              8,510           10,020,865
  Georgia Municipal Electric Authority Rev., AMBAC, 5.125s, 2020           11,500           11,432,380
  Georgia Municipal Electric Authority Rev., FGIC, 5.5s, 2020               5,045            5,322,677
  Georgia Municipal Electric Authority Rev., MBIA,  5.5s, 2020             22,190           23,471,916
  Intermountain Power Agency, UT, Power Supply Rev., 6.15s, 2014##         44,600           49,006,926
  Intermountain Power Agency, UT, Power Supply Rev., AMBAC, 6s, 2021        9,000            9,843,660
  Intermountain Power Agency, UT, Power Supply Rev., MBIA, 6s, 2016        10,000           10,872,100
  Massachusetts Municipal Wholesale Electric Co., MBIA, 6.75s, 2017         6,030            6,669,361
  Mercer County, ND, Pollution Control Rev. (Antelope Valley Station),
    AMBAC, 7.2s, 2013                                                       4,000            4,987,800
  Michigan Strategic Fund, Limited Obligation Rev. (Detroit Edison),
    MBIA, 7s, 2008                                                          3,000            3,625,680
  North Carolina Eastern Municipal Power, MBIA, 5.7s, 2013                  7,000            7,475,020
  North Carolina Eastern Municipal Power, MBIA, 5.625s, 2014                7,735            8,178,138
  North Carolina Eastern Municipal Power, MBIA, 5.125s, 2017               20,925           21,079,008
  North Carolina Eastern Municipal Power, MBIA, 6.5s, 2018                  9,250           11,035,343
  Northern California Transmission Agency, MBIA, 7s, 2013                   4,000            4,929,800
  Piedmont, SC, Municipal Power Agency, Electric Rev., FGIC,
    6.25s, 2021                                                             4,150            4,802,255
  Piedmont, SC, Municipal Power Agency, Electric Rev., MBIA,
    5.375s, 2025                                                           10,000           10,461,400
  Washington Public Power Supply System Rev. (Nuclear Project #1),
    MBIA, 5.75s, 2010                                                      13,100           14,108,569
  Washington Public Power Supply System Rev. (Nuclear Project #1),
    MBIA, 5.75s, 2011                                                       7,500            8,026,875
  Washington Public Power Supply System Rev. (Nuclear Project #1),
    5.125s, 2014                                                            7,000            6,940,990
  Washington Public Power Supply System Rev. (Nuclear Project #2),
    MBIA, 5.625s, 2010                                                     10,000           10,669,000
  Washington Public Power Supply System Rev. (Nuclear Project #2),
    5s, 2012                                                               10,000            9,896,000
  Washington Public Power Supply System Rev. (Nuclear Project #2),
    MBIA, 5.7s, 2012                                                       15,000           15,981,000
  Washington Public Power Supply System Rev. (Nuclear Project #3),
    FGIC, 0s, 2005                                                          6,895            4,971,916
  Washington Public Power Supply System Rev. (Nuclear Project #3),
    7.125s, 2016                                                            5,145            6,292,232
                                                                                        --------------
                                                                                        $  289,257,059

-------------------------------------------------------------------------------------------------------
Health Care Revenue - 1.8%
  Michigan Hospital Finance Authority Rev. (Henry Ford), 5.25s, 2020      $10,200       $   10,132,782
  Michigan Hospital Finance Authority Rev. (Mercy Health Services),
    5.625s, 2016                                                            8,375            8,727,169
  New York Dormitory Authority Rev. (Secured Hospital Interfaith
    Medical Center), 5.25s, 2016                                            2,845            2,824,999
  Pennsylvania Higher Education Facilities, Health Services Rev.
    (University of Pennsylvania), 5.75s, 2022                               2,015            2,110,874
  Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont
     Hospital), 5.25s, 2020                                                 6,000            5,976,540
                                                                                        --------------
                                                                                        $   29,772,364

-------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 10.5%
  Davenport, IA, Hospital Rev. (St. Luke's Hospital), AMBAC, 7.4s, 2020   $ 2,715       $    2,978,138
  District of Columbia Hospital Rev. (Medlantic Healthcare), MBIA,
    5.25s, 2019                                                             6,750            6,724,080
  Fredericksburg, VA, Industrial Development (Medicorp  Health
    Systems), AMBAC, 5.25s, 2023                                            7,000            6,971,160
  Huntsville, AL, Health Care Authority, MBIA, 5s, 2017                     3,000            2,937,870
  Illinois Educational Facilities Authority Rev. (Advocate
    Healthcare), MBIA, 5.7s, 2011                                           4,500            4,823,100
  Illinois Educational Facilities Authority Rev. (Holy Family Medical
     Center), MBIA, 5.125s, 2017                                            6,975            6,868,910
  Iowa Finance Authority, Health Care Facilities  (Genesis Medical
    Center), MBIA, 5.2s, 2017                                               3,500            3,465,875
  Lancaster County, NE, Hospital Authority Rev. (Bryan Memorial
    Hospital), MBIA, 5.375s, 2017                                           4,250            4,326,457
  Massachusetts Health & Education Facilities Authority (University
    Hospital), MBIA, 7.25s, 2019                                            4,500            4,888,620
  Michigan Hospital Finance Authority Rev. (Sisters of Mercy
    Hospital), MBIA, 5.375s, 2014                                           9,000            9,467,370
  New York Dormitory Authority Rev. (Secured Hospital Interfaith
    Medical Center), AMBAC, 5.25s, 2014                                     4,320            4,391,237
  New York Dormitory Authority Rev. (Wyckoff Heights Medical
    Center), AMBAC, 5.2s, 2014                                              2,500            2,530,125
  New York Dormitory Authority Rev. (Wyckoff Heights Medical
    Center), AMBAC, 5.2s, 2014                                              4,915            4,974,226
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA, 5s, 2014             8,980            8,908,878
  Peninsula Ports Authority, VA, Hospital Facilities
    Rev. (Whittoker Memorial), FHA, 8.7s, 2023                              1,595            1,630,888
  Philadelphia, PA, Hospitals & Higher Education Facilities
    Authority Rev. (Jefferson Health Systems), AMBAC, 5.125s, 2018         14,000           13,816,460
  Sayre, PA, Health Care Facilities Authority Rev.
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                           6,000            6,539,880
  Scranton-Lackawanna, PA, Health & Welfare Authority
    Rev. (Hospital Community Medical Center), FGIC, 5.125s, 2016            4,095            4,072,682
  Spartanburg County, SC, Health Service District, Inc., MBIA,
    5.125s, 2017                                                            6,125            6,128,920
  Tarrant County, TX, Health Facilities Development Corp.
    (Fort Worth Osteopathic), MBIA, 6s, 2021                                6,000            6,792,420
  Tarrant County, TX, Health Facilities Development Corp.
    (Harris Methodist Health), AMBAC, 5.125s, 2018                          5,000            5,009,500
  Tarrant County, TX, Health Facilities Development Corp.
    (Texas Health Resources), MBIA, 5.25s, 2018                            18,605           18,613,744
  Tarrant County, TX, Health Facilities Development Corp.
    (Texas Health Resources), MBIA, 5.25s, 2022                            20,000           20,009,400
  Tarrant County, TX, Health Facilities Development Corp.
    (Texas Health Resources), MBIA, 5s, 2026                                6,330            6,091,233
  Utah County, UT, Hospital Rev. (IHC Health Services, Inc.),
    MBIA, 5.25s, 2021                                                       4,000            3,984,160
  Washington County, PA, Hospital Authority Rev. (Washington
    Hospital), AMBAC, 7.15s, 2017                                           9,000            9,726,120
                                                                                        --------------
                                                                                        $  176,671,453

-------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.3%
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                     $ 4,000       $    4,305,800
-------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.2%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC, 6.25s, 2011          $ 3,640       $    4,186,655
  Illinois Sales Tax Rev., 0s, 2009                                         8,965            5,273,751
  Illinois Sales Tax Rev., 6.5s, 2022                                       5,000            6,065,150
  Metropolitan Atlanta, GA, Rapid Transit Authority, 6.25s, 2018            4,580            5,260,863
  New York City, NY, Transitional Finance Authority Rev.,
    5.125s, 2021                                                            5,000            4,943,100
  Rhode Island Depositors Economic Protection Corp., FSA, 5.75s, 2014       9,800           10,800,874
                                                                                        --------------
                                                                                        $   36,530,393

-------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority
    (Southwest County Resource Recovery), MBIA, 7.2s, 2005                $ 3,000       $    3,483,540
-------------------------------------------------------------------------------------------------------
Special Assesment District - 0.4%
  Chico, CA, Public Finance Authority Rev. (Southeast Chico
  Redevelopment), FGIC, 6.625s, 2021                                      $ 6,435       $    6,838,539
-------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.6%
  Massachusetts Turnpike Authority, Metropolitan
    Highway System Rev., MBIA, 5.125s, 2017                               $20,500       $   20,531,980
  Massachusetts Turnpike Authority, Metropolitan
    Highway System Rev., MBIA, 5.125s, 2023                                 5,000            4,934,550
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                                     8,500            8,626,140
  New York Thruway Authority, Service Contract Rev.
    (Local Highway & Bridge), 5.25s, 2013                                   6,000            6,067,680
  Texas Turnpike Authority, Dallas Thruway (President
    George Bush Turnpike), AMBAC, 5s, 2016                                  4,500            4,452,165
                                                                                        --------------
                                                                                        $   44,612,515

-------------------------------------------------------------------------------------------------------
Universities - 1.8%
  Massachusetts Health & Education Facilities (Harvard
    University), 6.25s, 2020                                              $22,200       $   26,219,976
  Texas A & M University (Permanent University Fund), 0s, 2007              6,695            4,432,893
                                                                                        --------------
                                                                                        $   30,652,869

-------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.5%
  Detroit, MI, Sewage Disposal Rev., MBIA, 5s, 2022                       $12,750       $   12,349,140
  East Bay, CA, Municipal Utility District, MBIA-IBC, 6s, 2012              5,000            5,384,950
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s, 2018                  10,000            9,809,300
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s, 2025                   5,000            4,818,850
  Massachusetts Water Resource Authority, MBIA, 5s, 2024                    5,500            5,320,480
  New York City, NY, Municipal Water Finance Authority,
    AMBAC, 5.125s, 2021                                                     5,000            4,929,750
                                                                                        --------------
                                                                                        $   42,612,470

-------------------------------------------------------------------------------------------------------
Other - 0.3%
  Orange County, CA, California Recovery Certificates, MBIA, 6s, 2026     $ 5,000       $    5,446,850
-------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,506,191,915)                                 $1,645,705,457
-------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian), due 03/05/98                                     $ 3,850       $    3,850,000
  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian), due 03/05/98                                       5,300            5,300,000
  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian), due 03/01/20                                       4,420            4,420,000
  Georgia Hospital Financing Authority Rev. (Hospital
    Loan Program), due 03/01/01                                               200              200,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 03/04/98                                        2,925            2,925,000
  New York City, NY, due 03/04/98                                           2,900            2,900,000
  Pinellas County, FL, Health Facility Authority, due 03/02/98                400              400,000
-------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost and Value                           $   19,995,000
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.2%
-------------------------------------------------------------------------------------------------------
  State of California, due 06/30/98, at Amortized Cost and Value          $ 2,500       $    2,507,152
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,528,694,067)                                     $1,668,207,609
Other Assets, Less Liabilities - 1.2%                                                       20,618,843
-------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                     $1,688,826,452
-------------------------------------------------------------------------------------------------------
(S)(S)When-issued security. At February 28, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
    ##SEC rule 144A restriction.
   ###Security segregated as collateral for an open futures contracts.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

--------------------------------------------------------------------------------
FEBRUARY 28, 1998

--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,528,694,067)        $1,668,207,609
  Cash                                                                  129,490
  Receivable for Fund shares sold                                     5,557,609
  Receivable for investments sold                                    44,109,825
  Interest receivable                                                20,580,928
  Other assets                                                            8,586
                                                                 --------------
    Total assets                                                 $1,738,594,047
                                                                 --------------
Liabilities:
  Distributions payable                                          $    2,940,019
  Payable for Fund shares reacquired                                  1,534,724
  Payable for investments purchased                                  42,323,882
  Payable for when-issued investments purchased                       2,616,425
  Payable for daily variation margin on open futures contracts          114,271
  Payable to affiliates -
    Management fee                                                       36,665
    Shareholder servicing agent fee                                      10,595
    Distribution and service fee                                         15,443
    Administrative fee                                                    1,314
  Accrued expenses and other liabilities                                174,257
                                                                 --------------
      Total liabilities                                          $   49,767,595
                                                                 --------------
Net assets                                                       $1,688,826,452
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,521,930,718
  Unrealized appreciation on investments                            140,486,529
  Accumulated undistributed net realized gain on
    investments                                                      23,828,255
  Accumulated net investment income                                   2,580,950
                                                                 --------------
      Total                                                      $1,688,826,452
                                                                 ==============
Shares of beneficial interest outstanding                         152,535,381
                                                                  ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,610,266,766 / 145,435,088
    shares of beneficial interest outstanding)                       $11.07
                                                                     ======
  Offering price per share (100 / 95.25)                             $11.62
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $78,559,686 / 7,100,293
     shares of beneficial interest outstanding)                      $11.06
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)

------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                $48,452,685
                                                                 -----------
  Expenses -
    Management fee                                               $ 3,383,218
    Trustees' compensation                                            42,790
    Shareholder servicing agent fee                                1,081,368
    Distribution and service fee (Class B)                           310,120
    Administration                                                   106,728
    Registration fees                                                480,568
    Custodian fee                                                    225,418
    Postage                                                           81,883
    Auditing fees                                                     14,140
    Miscellaneous                                                     89,324
                                                                 -----------
      Total expenses                                             $ 5,815,557
    Fees paid indirectly                                            (242,394)
                                                                 -----------
      Net expenses                                               $ 5,573,163
                                                                 -----------
        Net investment income                                    $42,879,522
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $34,359,584
    Futures contracts                                             (5,790,998)
                                                                 -----------
      Net realized gain on investments                           $28,568,586
                                                                 -----------
  Change in unrealized appreciation -
    Investments                                                  $13,810,273
    Futures contracts                                                918,076
                                                                 -----------
      Net unrealized gain on investments                         $14,728,349
                                                                 -----------
        Net realized and unrealized gain on investments          $43,296,935
                                                                 -----------
          Increase in net assets from operations                 $86,176,457
                                                                 ===========

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED           YEAR ENDED
                                                       FEBRUARY 28, 1998      AUGUST 31, 1997
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  From net investment income                               $  42,879,522       $   96,106,390
  Net realized gain on investments                            28,568,586           30,858,117
  Net unrealized gain on investments                          14,728,349           13,108,443
                                                          --------------       --------------
    Increase in net assets from operations                 $  86,176,457       $  140,072,950
                                                          --------------       --------------
Distributions declared to shareholders -

  From net investment income (Class A)                    $  (41,994,153)      $  (92,663,173)
  From net investment income (Class B)                        (1,615,684)          (3,251,831)
  From net realized gain on investments (Class A)            (28,341,967)          --
  From net realized gain on investments (Class B)             (1,279,311)          --
                                                          --------------       --------------
      Total distributions declared to shareholders        $  (73,231,115)      $  (95,915,004)
                                                          --------------       --------------
Net decrease in net assets from Fund share transactions   $  (60,352,251)      $ (176,515,366)
                                                          --------------       --------------
      Total decrease in net assets                        $  (47,406,909)      $ (132,357,420)
Net assets:
  At beginning of period                                   1,736,233,361        1,868,590,781
                                                          --------------       --------------

At end of period (including accumulated undistributed
  net investment income of $2,580,950 and $3,311,266,
  respectively)                                           $1,688,826,452       $1,736,233,361
                                                          ==============       ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TEN
                                  SIX MONTHS                YEAR ENDED AUGUST 31,                      MONTHS             YEAR
                                       ENDED                                                            ENDED            ENDED
                                FEBRUARY 28,       -----------------------------------------       AUGUST 31,      OCTOBER 31,
                                        1998            1997            1996            1995             1994             1993
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $10.99          $10.75          $10.83          $10.68           $11.64           $10.73
                                      ------          ------          ------          ------           ------           ------
Income from investment
operations# -
  Net investment income               $ 0.27          $ 0.57          $ 0.59          $ 0.60           $ 0.51           $ 0.61
  Net realized and unrealized
    gain (loss) on investments          0.28            0.24           (0.09)           0.15            (0.77)            1.14
                                      ------          ------          ------          ------           ------           ------
    Total from investment
      operations                      $ 0.55          $ 0.81          $ 0.50          $ 0.75           $(0.26)          $ 1.75
                                      ------          ------          ------          ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.26)         $(0.57)         $(0.58)         $(0.60)          $(0.47)          $(0.66)
  From net realized gain on
    investments                        (0.21)           --              --              --              (0.16)           (0.15)
  In excess of net investment
    income                              --              --              --              --              (0.04)           (0.03)
  In excess of net realized gain
    on investments                      --              --              --              --              (0.03)            --
                                      ------          ------          ------          ------           ------           ------
    Total distributions declared
      to shareholders                 $(0.47)         $(0.57)         $(0.58)         $(0.60)          $(0.70)          $(0.84)
                                      ------          ------          ------          ------           ------           ------
Net asset value - end of period       $11.07          $10.99          $10.75          $10.83           $10.68           $11.64
                                      ======          ======          ======          ======           ======           ======
Total return(+)                        5.01%++         7.75%           4.67%           7.31%          (2.33)%++         16.97%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                           0.62%+          0.60%           0.60%           0.61%            0.59%+           0.59%
  Net investment income                4.88%+          5.29%           5.37%           5.70%            5.49%+           5.63%
Portfolio turnover                       58%             91%             84%             90%              74%              56%
Net assets at end of period
  (000,000 omitted)                   $1,610          $1,660          $1,798          $1,949           $2,031           $2,195

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                        1992            1991            1990            1989          1988          1987
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $10.80          $10.11          $10.53          $10.57        $ 9.71        $11.00
                                            ------          ------          ------          ------        ------        ------
Income from investment operations -
  Net investment income                     $ 0.66          $ 0.68          $ 0.68          $ 0.72        $ 0.73        $ 0.72
  Net realized and unrealized gain
    (loss) on investments                     0.09            0.69           (0.13)           0.04          0.86         (0.90)
                                            ------          ------          ------          ------        ------        ------
    Total from investment operations        $ 0.75          $ 1.37          $ 0.55          $ 0.76        $ 1.59        $(0.18)
                                            ------          ------          ------          ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income                $(0.66)         $(0.68)         $(0.69)         $(0.72)       $(0.73)       $(0.72)
  From net realized gain on
    investments                              (0.16)           --             (0.27)           --            --            --
  In excess of net investment income          --              --              --             (0.08)         --           (0.39)
  From paid in capital                        --              --             (0.01)           --            --            --
                                            ------          ------          ------          ------        ------        ------
    Total distributions declared to
      shareholders                          $(0.82)         $(0.68)         $(0.97)         $(0.80)       $(0.73)       $(1.11)
                                            ------          ------          ------          ------        ------        ------
Net asset value - end of period             $10.73          $10.80          $10.11          $10.53        $10.57        $ 9.71
                                            ======          ======          ======          ======        ======        ======
Total return(+)                              7.35%          13.85%           5.42%           7.54%        16.95%       (1.98)%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                                   0.57%           0.59%           0.60%           0.64%         0.65%         0.61%
  Net investment income                      6.12%           6.47%           6.69%           6.87%         7.16%         6.96%
Portfolio turnover                             87%             98%            160%            199%          190%          218%
Net assets at end of period
  (000,000 omitted)                         $1,878          $1,715          $1,409          $1,259        $1,003          $903

(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
   October 31, 1998). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        TEN
                                    SIX MONTHS             YEAR ENDED AUGUST 31,                     MONTHS               YEAR
                                         ENDED                                                        ENDED              ENDED
                                  FEBRUARY 28,      -------------------------------------        AUGUST 31,        OCTOBER 31,
                                          1998           1997          1996          1995              1994              1993*
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $10.99         $10.74        $11.10        $10.67            $11.63             $11.68
                                        ------         ------        ------        ------            ------             ------
Income from investment operations# -
  Net investment income                 $ 0.24         $ 0.48        $ 0.49        $ 0.49            $ 0.40             $ 0.07
  Net realized and unrealized gain
    (loss) on investments                 0.26           0.25         (0.37)         0.16             (0.77)             (0.05)
                                        ------         ------        ------        ------            ------             ------
    Total from investment operations    $ 0.50         $ 0.73        $ 0.12        $ 0.65            $(0.37)            $ 0.02
                                        ------         ------        ------        ------            ------             ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.22)        $(0.48)       $(0.48)       $(0.49)           $(0.40)            $(0.07)(++)
  From net realized gain on
    investments                          (0.21)          --            --            --               (0.16)              --
  In excess of net realized gain
    on investments                        --             --            --            --               (0.03)              --
                                        ------         ------        ------        ------            ------             ------
    Total distributions declared
      to shareholders                   $(0.43)        $(0.48)       $(0.48)       $(0.49)           $(0.59)            $(0.07)
                                        ------         ------        ------        ------            ------             ------
Net asset value - end of period         $11.06         $10.99        $10.74        $10.83            $10.67             $11.63
                                        ======         ======        ======        ======            ======             ======
Total return                             4.52%++        6.84%         3.69%         6.35%           (3.25)%++            1.49%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.42%+         1.46%         1.55%         1.60%             1.72%+             1.70%+
  Net investment income                  4.09%+         4.42%         4.42%         4.68%             4.41%+             3.85%+
Portfolio turnover                         58%            91%           84%           90%               74%                56%
Net assets at end of period
  (000,000 omitted)                        $79            $76           $71           $56               $45                $10

   *For the period from the inception of Class B, September 7, 1993, through October 31, 1993.
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)Amount includes a per share distribution in excess of net investment income of $0.002.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on future contracts listed on commodities exchanges are valued at closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or security prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includible by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS             BASED ON GROSS INCOME
--------------------------------------  --------------------------------------
First $200 million              0.220%  First $16 million                4.12%
Next $1.8 billion               0.187%  Next $144 million                3.51%
In excess of $2 billion         0.168%  In excess of $160 million        3.16%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $14,802 for the period ended February 28, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $106,309 for the period ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan relating solely to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer. No amounts were retained during the period ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 0.80% of the Fund's average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 1998, were $13,234 and $101,301 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective January 1, 1998, the fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the shareholder servicing fee was 0.13% of the Fund's daily net assets at an effective annual rate.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $931,822,904 and $968,919,521, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,528,694,067
                                                               --------------
Gross unrealized appreciation                                  $  140,833,690
Gross unrealized depreciation                                      (1,320,148)
                                                               --------------
    Net unrealized appreciation                                $  139,513,542
                                                               ==============

(5) Shares of Beneficial Interest

The Fund's Declaration of Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                      SIX MONTHS ENDED FEBRUARY 28, 1998        YEAR ENDED AUGUST 31, 1997
                      ----------------------------------   -------------------------------
                                SHARES            AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                 90,541,393   $ 1,002,989,319    184,758,268   $  2,004,238,212
Shares issued to
  shareholders in
  reinvestment of
  distributions              4,085,064        45,043,713      5,291,900         57,558,122
Shares reacquired         (100,219,300)   (1,110,563,908)  (206,226,168)    (2,241,605,376)
                          ------------   ---------------   ------------   ----------------
    Net decrease            (5,592,843)  $   (62,530,876)   (16,176,000)  $   (179,809,042)
                          ============   ===============   ============   ================

Class B Shares

                      SIX MONTHS ENDED FEBRUARY 28, 1998        YEAR ENDED AUGUST 31, 1997
                      ----------------------------------   -------------------------------
                                SHARES            AMOUNT         SHARES             AMOUNT
------------------------------------------------------------------------------------------
Shares sold                  1,027,413   $    11,385,409      2,698,839   $     29,287,408
Shares issued to
  shareholders in
  reinvestment of
  distributions                169,576         1,867,650        179,440          1,952,061
Shares reacquired           (1,000,819)      (11,074,434)    (2,574,149)       (27,945,793)
                          ------------   ---------------   ------------   ----------------
    Net increase               196,170   $     2,178,625        304,130   $      3,293,676
                          ============   ===============   ============   ================

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include future contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                    UNREALIZED
DESCRIPTION              EXPIRATION      CONTRACTS    POSITION    APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Bonds      March 1998            375       Short        $518,619
Municipal Bonds          March 1998            854       Short         454,368
                                                                      --------
                                                                      $972,987
                                                                      ========

At February 28, 1998, the Fund had sufficient cash/or securities to cover margin requirements on open futures contracts.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL BOND FUND
TRUSTEES                                  CUSTODIAN
                                          State Street Bank and Trust Company
Richard B. Bailey* - Private
Investor; Former Chairman and             INVESTOR INFORMATION
Director (until 1991), MFS                For MFS stock and bond market
Investment Management                     outlooks, call toll free:
                                          1-800-637-4458 anytime from a
Peter G. Harwood - Private Investor       touch-tone telephone.

J. Atwood Ives - Chairman and Chief       For information on MFS mutual funds,
Executive Officer, Eastern                call your financial adviser or, for
Enterprises                               an information kit, call toll free:
                                          1-800-637-2929 any business day from
Lawrence T. Perera - Partner,             9 a.m. to 5 p.m. Eastern time (or
Hemenway & Barnes                         leave a message anytime).

William J. Poorvu - Adjunct               INVESTOR SERVICE
Professor, Harvard University             MFS Service Center, Inc.
Graduate School of Business               P.O. Box 2281
Administration                            Boston, MA 02107-9906

Charles W. Schmidt - Private              For general information, call toll
Investor                                  free: 1-800-225-2606 any business
                                          day from 8 a.m. to 8 p.m. Eastern
Arnold D. Scott* - Senior Executive       time.
Vice President, Director, and
Secretary, MFS Investment Management      For service to speech- or
                                          hearing-impaired, call toll free:
Jeffrey L. Shames* - Chairman, Chief      1-800-637-6576 any business day from
Executive Officer, and Director, MFS      9 a.m. to 5 p.m. Eastern time. (To
Investment Management                     use this service, your phone must be
                                          equipped with a Telecommunications
Elaine R. Smith - Independent             Device for the Deaf.)
Consultant

David B. Stone - Chairman, North          and exchanges, call toll free:
American Management Corp.                 1-800-MFS-TALK (1-800-637-8255)
(investment advisers)                     anytime from a touch-tone telephone.

INVESTMENT ADVISER                        WORLD WIDE WEB
Massachusetts Financial Services          www.mfs.com
Company 500 Boylston Street
Boston, MA 02116-3741                     [Dalbar logo] For the fourth year
                                          in a row, MFS earned a #1 ranking
DISTRIBUTOR                               in the DALBAR, Inc. Broker/Dealer
MFS Fund Distributors, Inc.               Survey, Main Office Operations
500 Boylston Street                       Service Quality Category. The firm
Boston, MA 02116-3741                     achieved a 3.42 overall score on a
                                          scale of 1 to 4 in the 1997
PORTFOLIO MANAGER                         survey. A total of 111 firms
Geoffrey L. Schechter*                    responded, offering input on the
                                          quality of service they received
TREASURER                                 from 29 mutual fund companies
W. Thomas London*                         nationwide. The survey contained
                                          questions about service quality in
ASSISTANT TREASURERS                      11 categories, including "knowledge
Mark E. Bradley*                          of operations," "keeping you
Ellen Moynihan*                           informed," and "ease of doing
James O. Yost*                            business" with the firm.

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) MUNICIPAL                                               ------------
BOND FUND                                                        BULK RATE
                                                               U.S. POSTAGE
[graphic omitted] MFS(SM)                                          PAID
INVESTMENT MANAGEMENT                                              MFS
We invented the mutual fund(SM)                                ------------

500 Boylston Street
Boston, MA 02116-3741

[DALBAR Logo]


(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                         MMB-3 4/98 66M 17/217